UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2018

Item 1.	Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

		Principal Amount	Value
Mortgage-Backed Obligations—2.9%
Alba plc, Series 2007-1, Cl. C, 0.921% [BP0003M+29], 3/17/39[1]	GBP	12,166,192	$ 14,841,654
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1]	EUR	8,000,000	5,895,082
Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.531% [BP0003M+90], 6/15/44[1]	GBP	5,275,000	5,772,013
Series 2007-2, Cl. B1, 2.031% [BP0003M+140], 9/15/44[1]	GBP	4,000,000	4,637,955
Eurosail UK plc, Series 2007-5X, Cl. A1A, 1.399% [BP0003M+77], 9/13/45[1]	GBP	10,230,542	13,243,415
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Cl. E, 1.771% [EUR003M+210], 1/18/49[1]	EUR	7,700,000	7,220,237
Great Hall Mortgages No 1 plc, Series 2007-1, Cl. DA, 1.411% [BP0003M+78], 3/18/39[1]	GBP	8,000,000	9,388,743
Grifonas Finance plc, Series 1, Cl. B, 0.249% [EUR006M+52], 8/28/39[1]	EUR	5,000,000	4,071,050
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.00% [EUR003M+13], 1/15/50[1]	EUR	2,211,554	2,464,075
Hipocat 9 Fondo de Titulizacion de Activos, Series HIPO-9, Cl. C, 0.00% [EUR003M+29], 7/15/38[1]	EUR	17,400,000	15,644,742
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.00% [EUR003M+14], 3/22/44[1]	EUR	17,249,344	18,713,656
Series 4, Cl. B, 0.00% [EUR003M+19], 3/22/44[1]	EUR	3,000,000	1,853,758
Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61	GBP	207,500,000	7,201,110
Newgate Funding plc:
Series 2006-2, Cl. CB, 0.101% [EUR003M+43], 12/1/50[1]	EUR	3,886,576	4,155,719
Series 2007-2X, Cl. CB, 0.119% [EUR003M+44], 12/15/50[1]	EUR	3,554,575	3,698,139
Series 2007-3X, Cl. D, 3.631% [BP0003M+300], 12/15/50[1]	GBP	4,699,257	6,247,886
Sestante Finance Srl, Series 3, Cl. C1, 0.471% [EUR003M+80], 7/15/45[1]	EUR	9,700,000	5,213,805
TDA 27 Hipocat 9 Fondo de Titulizacion de Activos, Series 27, Cl. A3, 0.00% [EUR003M+19], 12/28/50[1]	EUR	35,000,000	35,557,425
Total Mortgage-Backed Obligations (Cost $167,015,757)			165,820,464

Foreign Government Obligations—54.8%
Angola—0.5%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[2]		19,305,000	19,371,139
9.375% Sr. Unsec. Nts., 5/8/48[2]		10,045,000	10,169,528
			29,540,667
Argentina—1.8%
Argentine Republic:
4.625% Sr. Unsec. Nts., 1/11/23		9,760,000	8,624,278
5.875% Sr. Unsec. Nts., 1/11/28		27,535,000	22,458,234
6.875% Sr. Unsec. Nts., 1/26/27		10,125,000	8,947,969
6.875% Sr. Unsec. Nts., 1/11/48		11,950,000	9,058,219
7.50% Sr. Unsec. Nts., 4/22/26		3,670,000	3,399,337
15.50% Bonds, 10/17/26	ARS	135,000,000	4,228,652
16.00% Bonds, 10/17/23	ARS	118,258,140	3,684,593

1      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued) 18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	$ 6,323,454
21.20% Bonds, 9/19/18	ARS	876,900,000	29,096,273
34.66% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	180,336,000	5,936,050

			101,757,059

Australia—1.8%
Commonwealth of Australia:
Series 150, 3.00% Sr. Unsec. Nts., 3/21/47	AUD	12,500,000	9,105,177
Series 35CI, 2.00% Sr. Unsec. Nts., 8/21/35[3]	AUD	11,300,000	10,891,195
New South Wales Treasury Corp., Series 27, 3.00% Sr. Unsec. Nts., 5/20/27	AUD	25,000,000	18,647,206
Queensland Treasury Corp.:
3.50% Sr. Unsec. Bonds, 8/21/30[2]	AUD	20,000,000	15,153,411
Series 33, 6.50% Sr. Unsec. Bonds, 3/14/33	AUD	20,590,000	20,968,440
Treasury Corp. of Victoria, 3.00%, 10/20/28	AUD	40,000,000	29,743,260

			104,508,689

Belarus—0.1%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[2]		3,180,000	3,299,011

Brazil—3.7%
Federative Republic of Brazil:
5.00% Sr. Unsec. Nts., 1/27/45		9,700,000	7,701,897
6.00% Unsec. Nts., 8/15/22	BRL	30,170,000	24,451,747
6.00% Unsec. Nts., 5/15/45	BRL	32,900,000	26,347,479
10.00% Unsec. Nts., 1/1/21	BRL	325,000,000	85,101,621
10.00% Unsec. Nts., 1/1/27	BRL	211,000,000	49,839,229
10.00% Unsec. Nts., 1/1/29	BRL	70,000,000	16,229,115

			209,671,088

Canada—2.3%
Canada Housing Trust No 1:
1.25% Bonds, 6/15/21[2]	CAD	100,000,000	74,135,321
2.35% Bonds, 6/15/23[2]	CAD	75,000,000	56,999,201

			131,134,522

Chile—0.4%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	15,335,000,000	23,965,570
4.50% Bonds, 3/1/21	CLP	700,000,000	1,093,882

			25,059,452

Colombia—0.8%
Republic of Colombia:
3.875% Sr. Unsec. Nts., 4/25/27		3,250,000	3,146,812
4.00% Sr. Unsec. Nts., 2/26/24		2,980,000	2,980,745
6.125% Sr. Unsec. Nts., 1/18/41		11,050,000	12,403,625

2      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Colombia (Continued)
Republic of Colombia: (Continued)
Series B, 7.00% Sr. Unsec. Nts., 9/11/19	COP	75,000,000,000	$ 26,228,698

			44,759,880

Croatia—0.2%
Republic of Croatia, 3.875% Sr. Unsec. Nts., 5/30/22	EUR	8,565,000	11,078,204

Dominican Republic—0.8%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[2]		39,775,000	39,426,969
6.85% Sr. Unsec. Nts., 1/27/45[2]		6,370,000	6,337,895

			45,764,864

Ecuador—0.3%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[2]		5,520,000	4,644,804
8.875% Sr. Unsec. Nts., 10/23/27[2]		11,310,000	10,037,059

			14,681,863

Egypt—0.8%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[2]	EUR	12,900,000	13,888,329
6.125% Sr. Unsec. Nts., 1/31/22[2]		6,530,000	6,438,228
6.588% Sr. Unsec. Nts., 2/21/28[2]		6,345,000	5,848,853
6.875% Sr. Unsec. Nts., 4/30/40[2]		1,945,000	1,665,192
8.50% Sr. Unsec. Nts., 1/31/47[2]		9,480,000	9,214,408
Series 3YR, 15.00% Bonds, 10/3/20	EGP	152,900,000	8,162,416

			45,217,426

Gabon—0.3%
Gabonese Republic, 6.375% Bonds, 12/12/24[2]		16,550,000	14,871,185

Ghana—0.4%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[2]		16,245,000	15,894,758
8.627% Sr. Unsec. Nts., 6/16/49[2]		9,455,000	9,229,328

			25,124,086

Greece—3.5%
Hellenic Republic:
Bonds, 10/15/42[4]	EUR	107,000,000	497,819
3.375% Sr. Unsec. Nts., 2/15/25[2]	EUR	80,240,000	92,873,208
3.50% Bonds, 1/30/23	EUR	20,000,000	23,767,066
3.75% Bonds, 1/30/28	EUR	13,540,000	15,564,649
3.90% Bonds, 1/30/33	EUR	37,650,000	41,078,378
4.00% Bonds, 1/30/37	EUR	12,995,000	13,870,493
4.375% Sr. Unsec. Nts., 8/1/22[2]	EUR	10,000,000	12,313,797

			199,965,410

3      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[2]		$3,160,000	$ 3,182,752
8.75% Sr. Unsec. Nts., 12/16/20[2]		2,850,000	3,091,395

			6,274,147

Hungary—0.9%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		6,380,000	6,878,029
Series 22/B, 1.75% Bonds, 10/26/22	HUF	2,750,000,000	9,547,743
Series 23/A, 6.00% Bonds, 11/24/23	HUF	7,239,000,000	30,146,644
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,550,000,000	6,369,722

			52,942,138

India—5.3%
Indian Railway Finance Corp. Ltd., 8.83% Sr. Sec. Nts., 3/25/23	INR	250,000,000	3,675,666
Republic of India:
6.84% Sr. Unsec. Nts., 12/19/22	INR	1,000,000,000	14,002,277
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	18,693,493
8.15% Sr. Unsec. Nts., 11/24/26	INR	500,000,000	7,312,705
8.20% Sr. Unsec. Nts., 2/15/22	INR	5,650,000,000	83,222,278
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,375,000,000	49,456,176
8.27% Sr. Unsec. Nts., 6/9/20	INR	3,023,000,000	44,736,914
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	59,188,503
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	6,798,066
State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	7,129,154
State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	7,366,591

			301,581,823

Indonesia—2.5%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[2]		3,560,000	3,564,450
4.55% Sr. Unsec. Nts., 3/29/26[2]		5,680,000	5,658,700
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[2]		6,030,000	5,730,846
4.125% Sr. Unsec. Nts., 1/15/25[2]		3,050,000	3,001,505
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	274,220,000,000	19,529,631
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	20,580,839
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	247,014,000,000	16,927,268
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	359,350,000,000	26,794,871
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	560,080,000,000	40,585,906

			142,374,016

Iraq—0.2%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[2]		3,695,000	3,325,929
6.752% Sr. Unsec. Nts., 3/9/23[2]		6,035,000	5,813,938

			9,139,867

4      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Ivory Coast—0.5%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[2]	EUR	6,485,000	$ 7,638,411
5.25% Sr. Unsec. Nts., 3/22/30[2]	EUR	7,640,000	8,556,306
6.125% Sr. Unsec. Nts., 6/15/33[2]		7,715,000	6,831,849
6.625% Sr. Unsec. Nts., 3/22/48[2]	EUR	6,367,000	7,022,793

			30,049,359

Malaysia—0.3%
Federation of Malaysia, Series 0116, 3.80% Sr. Unsec. Nts., 8/17/23	MYR	80,000,000	19,625,558

Mexico—7.9%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		6,395,000	6,054,466
4.00% Bonds, 6/13/19[3]	MXN	1,605,612,510	81,012,561
Series M, 5.00% Sr. Unsec. Nts., 12/11/19	MXN	1,320,000,000	63,968,017
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	19,518,385
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	850,000,000	43,446,180
Series M, 8.00% Bonds, 11/7/47	MXN	466,000,000	24,316,564
Series M10, 8.50% Bonds, 12/13/18	MXN	2,890,000,000	145,938,797
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	240,000,000	12,901,106
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	39,542,193
Series M30, 10.00% Bonds, 11/20/36	MXN	290,000,000	18,010,438

			454,708,707

Mongolia—0.1%
Mongolia:
5.125% Sr. Unsec. Nts., 12/5/22[2]		1,940,000	1,821,609
5.625% Sr. Unsec. Nts., 5/1/23[2]		4,450,000	4,222,979

			6,044,588

New Zealand—0.4%
New Zealand, 3.00% Sr. Unsec. Nts., 4/20/29	NZD	30,000,000	20,609,519

Nigeria—0.2%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[2]		4,425,000	4,188,094
7.696% Sr. Unsec. Nts., 2/23/38[2]		10,770,000	10,207,914

			14,396,008

Oman—0.4%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[2]		28,250,000	25,670,775

Peru—0.8%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	112,140,000	35,750,089
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	29,000,000	10,534,585

			46,284,674

5      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Poland—0.5%
Republic of Poland:
Series 0725, 3.25% Bonds, 7/25/25	PLN	30,000,000	$ 8,149,237
Series 0726, 2.50% Bonds, 7/25/26	PLN	90,900,000	23,233,187

			31,382,424

Portugal—2.8%
Portuguese Republic:
2.125% Sr. Unsec. Nts., 10/17/28[2]	EUR	15,000,000	18,060,430
2.875% Sr. Unsec. Nts., 10/15/25[2]	EUR	106,100,000	137,973,945
4.10% Sr. Unsec. Nts., 2/15/45[2]	EUR	3,330,000	4,796,515

			160,830,890

Romania—0.2%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[2]	EUR	5,980,000	7,008,109
3.875% Sr. Unsec. Nts., 10/29/35[2]	EUR	2,050,000	2,450,917

			9,459,026

Russia—0.5%
Russian Federation:
4.375% Sr. Unsec. Nts., 3/21/29[2]		3,245,000	3,150,304
Series 6209, 7.60% Bonds, 7/20/22	RUB	394,000,000	6,351,060
Series 6211, 7.00% Bonds, 1/25/23	RUB	1,163,100,000	18,279,568

			27,780,932

Senegal—0.2%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[2]		3,580,000	3,519,752
6.25% Unsec. Nts., 5/23/33[2]		3,170,000	2,818,922
6.75% Sr. Unsec. Nts., 3/13/48[2]		5,690,000	4,886,373

			11,225,047

Serbia—0.2%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[2]		12,245,000	12,377,626

Singapore—0.3%
Republic of Singapore, 2.25% Sr. Unsec. Nts., 6/1/21	SGD	25,000,000	18,442,404

South Africa—3.5%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 6/22/30		9,760,000	9,703,236
Series 2023, 7.75% Bonds, 2/28/23	ZAR	311,100,000	22,253,170
Series 2030, 8.00% Bonds, 1/31/30	ZAR	260,000,000	17,305,964
Series 2037, 8.50% Bonds, 1/31/37	ZAR	181,800,000	12,022,112
Series 2048, 8.75% Bonds, 2/28/48	ZAR	452,000,000	29,979,421
Series R186, 10.50% Bonds, 12/21/26	ZAR	734,700,000	58,713,657
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	514,540,000	36,525,832

6      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
South Africa (Continued)
Republic of South Africa: (Continued)
Series R214, 6.50% Bonds, 2/28/41	ZAR	255,000,000	$ 13,222,189

			199,725,581

Sri Lanka—0.6%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[2]		9,690,000	9,301,528
5.875% Sr. Unsec. Nts., 7/25/22[2]		8,995,000	8,853,977
6.00% Sr. Unsec. Nts., 1/14/19[2]		9,430,000	9,483,185
6.25% Sr. Unsec. Nts., 10/4/20[2]		2,955,000	2,999,177
6.75% Sr. Unsec. Nts., 4/18/28[2]		6,490,000	6,140,520

			36,778,387

Thailand—0.9%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	1,120,000,000	33,685,124
2.125% Sr. Unsec. Nts., 12/17/26	THB	650,000,000	18,948,452

			52,633,576

Turkey—1.7%
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	45,000,000	8,943,479
8.80% Bonds, 11/14/18	TRY	73,165,000	15,496,707
10.70% Bonds, 2/17/21	TRY	200,700,000	37,353,962
11.00% Bonds, 2/24/27	TRY	30,000,000	4,989,279
12.40% Bonds, 3/8/28	TRY	158,000,000	28,443,680

			95,227,107

Ukraine—1.1%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20		5,905,000	5,889,139
7.75% Sr. Unsec. Nts., 9/1/23		13,840,000	13,366,395
7.75% Sr. Unsec. Nts., 9/1/24		8,880,000	8,446,176
7.75% Sr. Unsec. Nts., 9/1/25		5,900,000	5,554,585
7.75% Sr. Unsec. Nts., 9/1/26		19,825,000	18,441,374
7.75% Sr. Unsec. Nts., 9/1/27		11,175,000	10,297,360

			61,995,029

United Kingdom—4.6%
United Kingdom:
2.75% Bonds, 9/7/24	GBP	97,000,000	140,689,304
3.25% Bonds, 1/22/44	GBP	71,340,000	122,949,387

			263,638,691

Uruguay—0.4%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		17,730,000	17,495,078

7      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Uruguay (Continued)
Oriental Republic of Uruguay: (Continued) 9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	176,475,000	$ 5,589,051

			23,084,129

Total Foreign Government Obligations (Cost $3,413,323,511)			3,140,715,434

Corporate Bonds and Notes—27.9%
Consumer Discretionary—0.6%
Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[2]		3,500,000	3,584,875
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[2]		1,900,000	1,705,250

			5,290,125

Hotels, Restaurants & Leisure—0.1%
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[2]		8,220,000	7,786,005

Household Durables—0.1%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[2]		3,245,000	3,069,806

Media—0.3%
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25	EUR	5,475,000	6,136,825
Ziggo BV, 4.25% Sr. Sec. Nts., 1/15/27[2]	EUR	8,000,000	9,278,825

			15,415,650

Consumer Staples—0.2%
Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[2]		3,010,000	2,818,796

Food Products—0.2%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[2]		1,231,000	1,021,545
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[2]		3,240,000	2,849,580
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[2]		3,370,000	3,162,627
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]		3,240,000	2,980,800

			10,014,552

Energy—3.5%
Energy Equipment & Services—0.3%
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[5]		6,350,000	6,301,832
8.00% Sr. Sec. Nts., 12/11/22[5]		13,313,533	12,775,839

			19,077,671

Oil, Gas & Consumable Fuels—3.2%
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[2]		3,040,000	3,024,800
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[2]		5,005,000	4,466,587
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[2]		15,785,000	15,828,409

8      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
KazMunayGas National Co. JSC: (Continued) 5.375% Sr. Unsec. Nts., 4/24/30[2]		$12,955,000	$ 13,028,066
6.375% Sr. Unsec. Nts., 10/24/48[2]		14,950,000	15,135,006
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[2]		7,590,000	7,077,675
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[2]		14,095,000	12,430,366
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25[2]		9,755,000	9,025,814
5.75% Sr. Unsec. Nts., 2/1/29		6,495,000	5,719,692
5.999% Sr. Unsec. Nts., 1/27/28[2]		8,388,000	7,605,819
7.25% Sr. Unsec. Nts., 3/17/44		3,245,000	3,013,794
7.375% Sr. Unsec. Nts., 1/17/27		15,040,000	15,058,800
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24	EUR	2,975,000	3,531,804
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,495,000	7,467,182
5.35% Sr. Unsec. Nts., 2/12/28[2]		17,090,000	16,218,410
6.50% Sr. Unsec. Nts., 3/13/27		4,440,000	4,547,670
6.75% Sr. Unsec. Nts., 9/21/47		4,880,000	4,650,640
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[2]		7,005,000	6,446,022
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[1]	EUR	5,000,000	6,113,281
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[2]		4,110,000	3,855,423
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[2]		3,225,000	3,268,570
Transportadora de Gas del Sur SA, 6.75% Sr. Unsec. Nts., 5/2/25[2]		3,115,000	2,865,800
YPF SA:
8.50% Sr. Unsec. Nts., 7/28/25[2]		6,500,000	6,213,675
26.563% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	4,430,362

			181,023,667

Financials—18.4%
Capital Markets—1.7%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,6]		35,000,000	36,221,675
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[2]		4,280,000	4,278,793
Morgan Stanley, 7.50% Sr. Unsec. Nts., 4/2/32[4]		25,000,000	19,845,400
Seven & Seven Ltd., 3.259% [US0006M+100] Sr. Unsec. Nts., 9/11/19[1,2]		1,500,000	1,493,779
UBS AG (Stamford CT), 7.625% Sub. Nts., 8/17/22		10,000,000	11,064,000
UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,6]		4,595,000	4,717,714
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,6]		8,000,000	8,127,224
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,6]		6,000,000	6,195,144
7.125% [USSW5+546.4] Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,143,980

			97,087,709

Commercial Banks—13.4%
Adler Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24	EUR	1,300,000	1,532,479

9      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Allied Irish Banks plc, 4.125% [EUSA5+395] Sub. Nts., 11/26/25[1]	EUR	12,000,000	$ 14,716,032
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,8]		612,810	—
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1]	EUR	10,000,000	9,537,481
Banco Bilbao Vizcaya Argentaria SA:
5.875% [EUSA5+577.9] Jr. Sub. Perpetual Bonds[1,6]	EUR	15,000,000	17,976,821
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[1,6]	EUR	3,000,000	3,651,152
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,6]	EUR	25,200,000	33,034,736
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22		24,410,000	22,853,862
4.875% Sr. Unsec. Nts., 4/19/23[2]		18,585,000	17,813,722
Banco Hipotecario SA, 25.229% [BADLARPP+250] Sr. Unsec. Nts., 1/12/20[1,2]	ARS	75,979,000	2,432,174
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,6]		2,535,000	2,515,582
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,6]		2,316,000	2,295,735
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[1,6]	EUR	11,500,000	14,453,715
Bank of Ireland, 10.00% Sub. Nts., 12/19/22	EUR	9,500,000	15,026,581
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	13,653,910
Barclays Bank plc, 6.278% [US0003M+155] Jr. Sub. Perpetual Bonds[1,6]		4,000,000	4,300,500
Barclays plc:
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	12,044,514
7.25% [BPSW5+646.2] Jr. Sub. Perpetual Bonds[1,6]	GBP	10,000,000	13,582,801
8.00% [EUSA5+675] Jr. Sub. Perpetual Bonds[1,6]	EUR	11,105,000	14,394,880
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		3,145,000	2,932,712
Belfius Bank SA, 3.625% [EUSA5+293.8] Jr. Sub. Perpetual Bonds[1,6,9]	EUR	3,000,000	2,999,947
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,6]		24,000,000	25,110,000
Caixa Geral de Depositos SA:
1.00% Sec. Nts., 1/27/22	EUR	3,000,000	3,588,711
5.75% [EUSA5+550] Sub. Nts., 6/28/28[1,9]	EUR	5,000,000	5,817,396
10.75% [EUSA5+1,092.5] Jr. Sub. Perpetual Bonds[1,6]	EUR	7,000,000	9,008,205
CaixaBank SA:
2.75% [EUSA5+235] Sub. Nts., 7/14/28[1]	EUR	11,000,000	13,041,223
5.25% [EUSA5+450.4] Jr. Sub. Perpetual Bonds[1,6,9]	EUR	3,000,000	3,217,470
6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,6]	EUR	15,000,000	18,666,115
Cooperatieve Rabobank UA, 5.50% [EUSA5+525] Jr. Sub. Perpetual Bonds[1,6]	EUR	5,090,000	6,363,280
Credit Agricole SA:
6.625% [USSW5+469.7] Jr. Sub. Perpetual Bonds[1,6]		4,000,000	4,007,132
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,6]		4,405,000	4,674,806
Credit Suisse AG, 6.50% Sub. Nts., 8/8/23		15,010,000	15,995,301
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[2]		9,900,000	12,374,723
Eurobank Ergasias SA, 2.75% Sec. Nts., 11/2/20	EUR	16,500,000	19,508,480

10      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	$ 3,975,362
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,561,426
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	2,934,756
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[2]		3,780,000	3,730,973
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[2]		3,910,000	3,816,160
Globo Comunicacao e Participacoes SA, 5.125% Sr. Unsec. Nts., 3/31/27[2]		3,175,000	2,960,687
HSBC Bank Capital Funding Sterling 1 LP, 5.844% [BP0006M+176] Jr. Sub. Perpetual Bonds[1,6]	GBP	3,100,000	5,172,855
HSBC Holdings plc:
5.25% Jr. Sub. Perpetual Bonds[4,6]	EUR	4,000,000	4,918,998
6.25% [USISDA05+345.3] Jr. Sub. Perpetual Bonds[1,6]		15,000,000	14,737,500
6.375% [USISDA05+436.8] Jr. Sub. Perpetual Bonds[1,6]		10,000,000	9,837,500
6.875% [USISDA05+551.4] Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,181,250
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19		2,530,000	2,556,471
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,109,385
Intesa Sanpaolo SpA:
4.375% Sr. Unsec. Nts., 1/12/48[2]		10,000,000	7,806,698
5.017% Sub. Nts., 6/26/24[2]		10,825,000	9,834,028
5.71% Sub. Nts., 1/15/26[2]		2,000,000	1,830,896
Intrum AB, 3.125% Sr. Unsec. Nts., 7/15/24	EUR	7,655,000	8,399,670
KBC Group NV, 4.25% [EUSA5+359.4] Jr. Sub. Perpetual Bonds[1,6,9]	EUR	12,000,000	12,857,478
Lloyds Bank plc:
7.50% Sr. Unsec. Nts., 4/2/32[4]		10,000,000	8,631,260
13.00% [GUKG5+1,340] Jr. Sub. Perpetual Bonds[1,6]	GBP	5,000,000	11,661,278
Lloyds Banking Group plc:
6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[1,6]	EUR	18,000,000	22,413,001
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,6,10]		12,000,000	12,843,360
NN Group NV, 4.625% [EUR003M+395] Sub. Nts., 4/8/44[1]	EUR	5,000,000	6,297,595
Novo Banco SA (Luxembourg):
3.50% Sr. Unsec. Nts., 1/23/43	EUR	10,000,000	9,900,748
3.50% Sr. Unsec. Nts., 2/19/43	EUR	1,700,000	1,684,245
3.50% Sr. Unsec. Nts., 3/18/43	EUR	2,300,000	2,273,565
Rabobank Capital Funding Trust IV, 5.556% [BP0006M+146] Jr. Sub. Perpetual Bonds[1,2,6]	GBP	8,005,000	11,007,414
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[2]		4,835,000	4,909,942
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]		9,290,000	9,330,272
Societe Generale SA:
6.75% [USSW5+392.9] Jr. Sub. Perpetual Bonds[1,2,6]		20,000,000	18,375,000
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,6]		13,000,000	13,260,000
Stadshypotek AB:
1.50% Sec. Nts., 3/17/21	SEK	600,000,000	69,776,984
1.50% Sec. Nts., 12/15/21	SEK	400,000,000	46,659,514

11      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Standard Chartered Bank, 5.375% [BP0003M+189] Jr. Sub. Perpetual Bonds[1,6]	GBP	4,000,000	$ 5,516,428
Standard Chartered plc, 7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[1,2,6]		5,460,000	5,801,250
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	17,500,000	4,199,187
UBS Group Funding Switzerland AG:
5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[1,6]		16,665,000	14,664,600
5.75% [EUSA5+528.7] Jr. Sub. Perpetual Bonds[1,6]	EUR	5,000,000	6,310,890
Westpac Banking Corp., 1.50% Sec. Nts., 3/24/21	EUR	5,000,000	6,091,467
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]		3,930,000	3,926,817

			766,879,088

Consumer Finance—0.4%
Drax Finco plc, 4.25% Sr. Sec. Nts., 5/1/22[2]	GBP	4,900,000	6,539,203
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[2]		17,770,000	16,235,614

			22,774,817

Diversified Financial Services—0.4%
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[9]		8,430,000	7,890,514
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8,10]	MXN	34,101,099	161,789
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		7,035,000	7,064,195
Power Finance Corp. Ltd., 7.99% Sr. Unsec. Nts., 12/20/22	INR	400,000,000	5,656,682
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,704,098

			24,477,278

Insurance—2.2%
Aquarius & Investments plc for Swiss Reinsurance Co. Ltd., 6.375% [USSW5+521] Sub. Nts., 9/1/24[1]		5,000,000	5,117,370
Aviva plc:
3.875% [EUSA5+348] Sub. Nts., 7/3/44[1]	EUR	7,000,000	8,695,257
6.125% [EUSA5+513] Sub. Nts., 7/5/43[1]	EUR	5,000,000	6,916,155
6.125% [GUKG5+240] Jr. Sub. Perpetual Bonds[1,6]	GBP	6,560,000	9,460,124
AXA SA:
3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[1,6]	EUR	10,500,000	12,575,253
8.60% Sub. Nts., 12/15/30		5,000,000	6,412,500
Credit Agricole Assurances SA:
4.25% [EUSA5+450] Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	12,074,328
4.75% [EUSA5+535] Sub. Nts., 9/27/48[1]	EUR	10,000,000	12,584,154
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[2]		790,000	778,150
9.75% Sr. Unsec. Nts., 7/27/22[9]		4,535,000	4,477,646
Mapfre SA, 4.375% [EUR003M+454.3] Sub. Nts., 3/31/47[1]	EUR	8,000,000	9,788,294
NN Group NV, 4.375% [EUR003M+390] Jr. Sub. Perpetual Bonds[1,6]	EUR	8,000,000	9,679,520
Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	4,853,218

12      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Insurance (Continued)
UNIQA Insurance Group AG, 6.875% [EUR003M+598.6] Sub. Nts., 7/31/43[1]	EUR	9,300,000	$ 12,678,464
VIVAT NV, 2.375% Sr. Unsec. Nts., 5/17/24	EUR	6,000,000	7,282,630

			123,373,063

Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,7,8]	MXN	27,602,566	—
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		6,805,000	6,651,888

			6,651,888

Real Estate Management & Development—0.1%
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20		3,750,000	3,846,161

Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.:
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	4,816,863
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,828,974

			6,645,837

Health Care—0.2%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,071,116

Life Sciences Tools & Services—0.1%
IQVIA, Inc.:
3.25% Sr. Unsec. Nts., 3/15/25[2]	EUR	6,000,000	6,835,329
3.25% Sr. Unsec. Nts., 3/15/25	EUR	1,000,000	1,137,149

			7,972,478

Industrials—0.7%
Construction & Engineering—0.1%
Fideicomiso PA Concesion Ruta al Mar, 6.75% Sr. Sec. Nts., 2/15/44[2,3]	COP	8,000,000,000	2,705,591
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[2,3]	COP	5,916,031,565	2,082,630
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[10]		3,060,000	3,411,900

			8,200,121

Industrial Conglomerates—0.1%
Sigma Finance Netherlands BV, 4.875% Sr. Unsec. Nts., 3/27/28[2]		6,405,000	6,148,800
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[2]		3,165,000	2,826,494

			8,975,294

Road & Rail—0.1%
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[2]		3,875,000	3,552,890

13      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Trading Companies & Distributors—0.1%
Postal Savings Bank of China Co. Ltd., 4.50% [H15T5Y+263.4] Jr. Sub. Perpetual Bonds[1,6]		$5,000,000	$ 4,648,750

Transportation Infrastructure—0.3%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[2]		1,585,000	1,447,237
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20		7,500,000	7,772,280
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[2]		6,495,000	5,514,047

			14,733,564

Information Technology—0.2%
Communications Equipment—0.2%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		3,170,000	3,043,200
Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25	EUR	6,950,000	8,219,951

			11,263,151

Materials—1.4%
Chemicals—0.5%
Crown European Holdings SA, 3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	5,909,687
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[2]		5,865,000	5,491,106
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,565,000	9,332,102
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[2]		5,385,000	4,912,596

			25,645,491

Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[2]		12,810,000	10,312,050
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[2]		2,975,000	2,878,312

			13,190,362

Containers & Packaging—0.1%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 4.125% Sr. Sec. Nts., 5/15/23	EUR	2,000,000	2,433,415
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[2]		6,330,000	5,715,990

			8,149,405

Metals & Mining—0.5%
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[2]		739,000	691,889
7.625% Sr. Unsec. Nts., 2/13/23[2]		2,615,000	2,363,306
Evraz Group SA, 8.25% Sr. Unsec. Nts., 1/28/21		4,555,000	4,863,374
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		6,330,000	6,318,131
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[2]		3,185,000	2,995,652
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		6,105,000	7,472,764

14      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Metals & Mining (Continued)
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[2]		$3,135,000	$ 2,993,925

			27,699,041

Paper & Forest Products—0.1%
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		6,815,000	6,911,091

Telecommunication Services—1.2%
Diversified Telecommunication Services—0.7%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[2]		6,495,000	6,178,369
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		9,147,000	9,878,760
Telecom Italia Finance SA, 7.75% Sr. Unsec. Nts., 1/24/33	EUR	6,000,000	9,663,737
Telefonica Europe BV, 3.75% [EUSA5+385.8] Jr. Sub. Perpetual Bonds[1,6]	EUR	13,300,000	15,631,795

			41,352,661

Wireless Telecommunication Services—0.5%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[2]		3,820,000	3,671,975
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[2]		2,350,000	1,783,063
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[1,6]	EUR	5,000,000	6,373,969
Turkcell Iletisim Hizmetleri AS, 5.80% Sr. Unsec. Nts., 4/11/28[2]		4,510,000	4,098,151
VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[2]		6,005,000	5,692,740
Wind Tre SpA, 3.125% Sr. Sec. Nts., 1/20/25	EUR	6,315,000	5,998,096

			27,617,994

Utilities—1.5%
Electric Utilities—1.1%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]		2,740,000	2,456,739
Electricite de France SA, 5.375% [EUSA12+379.4] Jr. Sub. Perpetual Bonds[1,6]	EUR	3,100,000	3,895,299
Enel Chile SA, 4.875% Sr. Unsec. Nts., 6/12/28		5,190,000	5,239,305
Enel SpA, 8.75% [USSW5+588] Jr. Sub. Nts., 9/24/73[1,2]		9,000,000	10,046,250
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[2]		6,485,000	6,274,990
6.75% Sr. Unsec. Nts., 8/6/23[2]		15,740,000	15,072,939
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[2]		6,325,000	5,977,125
Perusahaan Listrik Negara PT, 6.15% Sr. Unsec. Nts., 5/21/48[2]		16,525,000	16,735,797

			65,698,444

Gas Utilities—0.1%
Gas Natural Fenosa Finance BV, 4.125% [EUSA8+335.3] Jr. Sub. Perpetual Bonds[1,6]	EUR	5,000,000	6,096,261

Independent Power and Renewable Electricity Producers—0.2%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]		3,325,000	3,441,375

15      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[2]		$2,620,000	$2,403,850
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	4,885,851

			10,731,076

Water Utilities—0.1%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[2]		3,815,000	3,546,043

Total Corporate Bonds and Notes (Cost $1,665,944,453)			1,598,287,346

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[8,10,11] (Cost $0)		868,851	—

		Principal Amount
Structured Securities—0.2%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.098% Sr. Sec. Nts., 4/30/25[2,4]		$2,543,942	1,074,144
3.003% Sr. Sec. Nts., 4/30/25[2,12]		2,312,616	976,470
3.054% Sr. Sec. Nts., 4/30/25[2,12]		2,946,629	1,244,173
3.131% Sr. Sec. Nts., 4/30/25[2,12]		2,273,963	960,150
3.179% Sr. Sec. Nts., 4/30/25[2,12]		2,831,269	1,195,464
3.231% Sr. Sec. Nts., 4/30/25[2,12]		3,231,464	1,364,441
3.265% Sr. Sec. Nts., 4/30/25[2,12]		2,581,561	1,090,029
3.346% Sr. Sec. Nts., 4/30/25[2,12]		2,426,558	1,024,581
Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	128,104,623	500,045

Total Structured Securities (Cost $21,991,821)			9,429,497

Short-Term Notes—3.0%
Arab Republic of Egypt Treasury Bills:
16.166%, 10/9/18[12]	EGP	77,300,000	4,123,827
18.19%, 8/21/18[12]	EGP	160,000,000	8,718,256
Argentine Republic Treasury Bills, 45.50%, 7/18/18[13]	ARS	315,000,000	10,675,990
United States Treasury Bills, 1.905%, 9/13/18[12,14]		150,000,000	149,431,968

Total Short-Term Notes (Cost $173,645,428)			172,950,041

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.4%
BRL Currency Call[11]	JPM	BRL	3.150	5/20/19	BRL 5,000	BRL 3,500	346,252
BRL Currency Call[11]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	BRL 320,000	331,520
BRL Currency Call[11]	JPM	BRL	3.200	4/25/19	BRL 482,560	BRL 320,000	331,520
BRL Currency Call[11]	GSCO-OT	BRL	3.300	8/16/18	BRL 5,500	BRL 3,000	28,320

16      OPPENHEIMER INTERNATIONAL BOND FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
BRL Currency Call[11]	GSCO-OT	BRL	3.150	5/20/19	BRL 5,000	BRL 3,500	$346,252
BRL Currency Call[11]	BOA	BRL	3.570	8/2/18	BRL 357,000	BRL 357,000	58,191
BRL Currency Call[11]	CITNA-B	BRL	3.608	8/27/18	BRL 360,750	BRL 270,563	210,498
BRL Currency Call[11]	GSCO-OT	BRL	3.656	6/7/19	BRL 731,200	BRL 438,720	2,985,928
BRL Currency Call[11]	JPM	BRL	3.000	5/16/19	BRL 5,000	BRL 3,000	124,675
CAD Currency Call[11]	TDB	CAD	1.250	7/9/18	CAD 125,000	CAD 125,000	1,875
CAD Currency Call[11]	TDB	CAD	1.268	8/15/18	CAD 190,200	CAD 95,100	80,169
CLP Currency Call[11]	JPM	CLP	624.550	8/20/18	CLP 93,682,500	CLP 56,209,500	168,628
COP Currency Call[11]	JPM	COP	2790.200	8/14/18	COP 209,265,000	COP 209,265,000	209,265
COP Currency Call[11]	JPM	COP	2774.500	8/13/18	COP 277,450,000	COP 138,725,000	138,725
COP Currency Call[11]	GSCO-OT	COP	2851.000	8/21/18	COP 427,650,000	COP 256,590,000	769,770
COP Currency Call[11]	CITNA-B	COP	2781.000	8/13/18	COP 278,100,000	COP 139,050,000	139,050
EUR Currency Put[11]	GSCO-OT	INR	80.300	9/26/18	EUR 100,000	EUR 60,000	606,088
EUR Currency Put[11]	GSCO-OT	HUF	316.600	9/4/18	EUR 210,000	EUR 120,000	155,131
EUR Currency Put[11]	JPM	SEK	9.250	4/29/20	EUR 10,000	EUR 10,000	1,958,120
EUR Currency Put[11]	JPM	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	303,827
EUR Currency Put[11]	BOA	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	303,827

17      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put[11,17]	BOA	JPY	120.000	8/8/18	EUR 5,000	EUR 5,000	$1,086
IDR Currency Call[11]	GSCO-OT	IDR	13500.000	2/1/19	IDR 2,704,725,000	IDR 1,350,000,000	—
INR Currency Call[11]	GSCO-OT	INR	68.750	8/27/18	INR 6,875,000	INR 4,125,000	507,375
INR Currency Call[11]	GSCO-OT	INR	65.500	10/15/18	INR 6,550,000	INR 3,275,000	36,025
INR Currency Call[11]	GSCO-OT	INR	64.800	7/3/18	INR 6,480,000	INR 3,240,000	—
JPY Currency Call[11]	GSCO-OT	JPY	108.150	11/6/18	JPY 10,815,000	JPY 10,815,000	1,276,170
JPY Currency Put[11]	BOA	JPY	112.200	8/23/18	JPY 22,440,000	JPY 22,440,000	897,600
RUB Currency Call[11]	JPM	RUB	59.500	6/7/19	RUB 14,875,000	RUB 8,925,000	2,436,525
RUB Currency Call[11]	GSCO-OT	RUB	59.500	6/12/19	RUB 8,925,000	RUB 7,437,500	2,052,750
TRY Currency Call[11]	JPM	TRY	4.000	5/23/19	TRY 5,000	TRY 5,000	267,207
TRY Currency Put[11]	JPM	TRY	4.000	5/23/19	TRY 10,000	TRY 7,500	400,811
ZAR Currency Call[11]	JPM	ZAR	12.525	5/27/19	ZAR 1,252,500	ZAR 1,252,500	1,151,048
ZAR Currency Call[11]	CITNA-B	ZAR	12.485	8/17/18	ZAR 1,872,750	ZAR 1,123,650	75,285
ZAR Currency Call[11]	GSCO-OT	ZAR	12.469	5/27/19	ZAR 1,246,850	ZAR 935,138	797,672
ZAR Currency Call[11]	GSCO-OT	ZAR	12.484	9/7/18	ZAR 936,263	ZAR 624,175	79,270

Total Over-the-Counter Options Purchased (Cost $46,067,672)							19,576,455

18      OPPENHEIMER INTERNATIONAL BOND FUND

	Counter - party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased—1.2%
Interest Rate Swap maturing 12/24/48 Call[11]	BAC	Receive	Six-Month EUR- EURIBOR- Reuters	1.690%	12/20/18	EUR 21,500	$ 239,688
Interest Rate Swap maturing 12/27/48 Call[11]	GSCO-OT	Receive	Three-Month USD- LIBOR- BBA	3.200	12/21/18	USD 100,000	1,505,963
Interest Rate Swap maturing 4/25/21 Call[11]	BOA	Pay	Three-Month USD- LIBOR- BBA	2.980	4/23/19	USD 440,000	1,857,099
Interest Rate Swap maturing 4/26/49 Call[11]	BAC	Receive	Six-Month EUR- EURIBOR- Reuters	1.637	4/24/19	EUR 37,500	1,080,065
Interest Rate Swap maturing 4/26/49 Call[11]	GSCO-OT	Receive	Six-Month EUR- EURIBOR- Reuters	1.635	4/24/19	EUR 23,250	674,532
Interest Rate Swap maturing 5/16/21 Call[11]	GSCO-OT	Pay	Three-Month USD- LIBOR- BBA	3.023	5/14/19	USD 500,000	2,391,095
Interest Rate Swap maturing 5/30/33 Put[11]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP 40,415	362,651
Interest Rate Swap maturing 6/29/48 Call[11]	JPM	Receive	Six-Month EUR- EURIBOR- Reuters	2.500	6/27/23	EUR 129,567	6,744,286
Interest Rate Swap maturing 6/8/38 Call[11]	JPM	Receive	Three-Month USD- LIBOR- BBA	3.154	6/6/28	USD 50,000	3,486,794
Interest Rate Swap maturing 6/8/38 Call[11]	JPM	Pay	Three- Month USD- LIBOR- BBA	3.154	6/6/28	USD 50,000	4,102,525

19      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 6/9/48 Call[11]	JPM	Pay	Three-Month USD- LIBOR- BBA	2.946%	6/7/38	USD 50,000	$4,762,282
Interest Rate Swap maturing 6/9/48 Call[11]	JPM	Receive	Three-Month USD- LIBOR- BBA	2.946	6/7/38	USD 50,000	4,322,216
Interest Rate Swap maturing 7/19/23 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	0.512	7/17/18	EUR 102,000	2,654
Interest Rate Swap maturing 7/26/28 Call[11]	JPM	Receive	Six-Month EUR- EURIBOR- Reuters	1.108	7/24/18	EUR 123,330	20,708
Interest Rate Swap maturing 8/15/28 Call[11]	BOA	Receive	Three- Month USD-LIBOR- BBA	3.029	8/13/18	USD 275,000	989,062
Interest Rate Swap Maturing 9/17/77 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	1.600	9/15/37	EUR 160,000	36,209,410

Total Over-the-Counter Interest Rate Swaptions Purchased
(Cost $78,711,041)							68,751,030

	Shares
Investment Company—8.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[15,16] (Cost $457,080,099)	457,080,099	457,080,099
Total Investments, at Value (Cost $6,023,779,782)	98.4%	5,632,610,366
Net Other Assets (Liabilities)	1.6	94,326,770

Net Assets	100.0%	$5,726,937,136

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,383,708,796 or 24.16% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

20      OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Statement of Investments (Continued)

5. Interest or dividend is paid-in-kind, when applicable.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

9. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

10. Restricted security. The aggregate value of restricted securities at period end was $16,417,049, which represents 0.29% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35	2/12/16-3/12/18	$3,021,079	$3,411,900	$390,821
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,120,492	161,789	(2,958,703)
JSC Astana Finance, GDR	6/5/15	—	—	—
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	5/23/17-3/28/18	13,450,446	12,843,360	(607,086)

		$19,592,017	$16,417,049	$(3,174,968)

11. Non-income producing security.

12. Zero coupon bond reflects effective yield on the original acquisition date.

13. Current yield as of period end.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $86,386,621. See Note 6 of the accompanying Consolidated Notes.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	102,075,708	3,197,682,020	2,842,677,629	457,080,099

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$457,080,099	$3,922,661	$—	$—

17. Digital option becomes eligible for exercise if at exercise spot rates are less than or equal to 120 JPY per 1 EUR.

21      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$663,462,972	11.8%
United Kingdom	547,071,126	9.7
Mexico	511,860,488	9.1
India	362,485,619	6.4
Brazil	349,658,653	6.2
Spain	229,498,725	4.1
South Africa	223,176,784	4.0
Greece	219,473,889	3.9
Indonesia	202,745,108	3.6
Portugal	193,103,760	3.4
Canada	134,241,367	2.4
Argentina	131,853,344	2.3
Sweden	124,836,167	2.2
France	118,878,159	2.1
Turkey	113,620,966	2.0
Switzerland	113,557,899	2.0
Australia	112,047,392	2.0
Italy	66,041,096	1.2
Ukraine	64,990,681	1.1
Peru	62,686,891	1.1
Netherlands	61,167,448	1.1
Colombia	59,472,607	1.1
Egypt	58,059,509	1.0
Russia	56,935,430	1.0
Hungary	52,942,138	0.9
Thailand	52,633,576	0.9
Kazakhstan	51,069,156	0.9
Dominican Republic	49,206,239	0.9
Eurozone	48,299,420	0.9
Sri Lanka	43,842,582	0.8
Singapore	37,318,792	0.7
Ireland	35,848,003	0.6
Poland	31,382,424	0.6
Chile	30,467,386	0.5
Ivory Coast	30,049,359	0.5
Angola	29,540,667	0.5
Oman	25,670,775	0.5
Ghana	25,124,086	0.4
Uruguay	23,084,129	0.4
Nigeria	22,053,798	0.4
New Zealand	20,609,519	0.4
China	20,311,544	0.4
Malaysia	19,625,558	0.3
Luxembourg	18,963,189	0.3
Belgium	15,857,425	0.3
Gabon	14,871,185	0.3
Ecuador	14,681,863	0.3

22      OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Germany	$13,907,202	0.2%
Austria	12,678,464	0.2
Serbia	12,377,626	0.2
Senegal	11,225,047	0.2
Croatia	11,078,204	0.2
Romania	9,459,026	0.2
Iraq	9,139,867	0.2
Hong Kong	7,786,005	0.1
Honduras	6,274,147	0.1
Morocco	6,071,116	0.1
Mongolia	6,044,588	0.1
Bermuda	5,491,106	0.1
Supranational	3,975,362	0.1
Cayman Islands	3,846,161	0.1
Panama	3,816,160	0.1
Belarus	3,299,011	0.1
United Arab Emirates	3,268,570	0.1
Mauritius	3,043,200	0.1
Japan	2,173,770	0.0
Jamaica	1,783,062	0.0
South Korea	1,493,779	0.0

Total	$5,632,610,366	100.0%

Forward Currency Exchange Contracts as of June 30, 2018
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
BAC	07/2018 - 08/2018	BRL	88,925	USD	23,996	$—	$1,142,142
BAC	08/2018	EUR	41,505	USD	48,233	457,758	—
BAC	08/2018	GBP	5,445	USD	7,260	—	54,721
BAC	02/2019	IDR	930,815,000	USD	64,775	—	1,812,274
BAC	08/2018	NOK	447,700	USD	55,340	—	235,888
BAC	07/2018 - 07/2018	USD	63,971	BRL	227,434	5,423,922	—
BAC	08/2018	USD	76,372	EUR	61,355	4,399,290	—
BAC	08/2018	USD	55,939	JPY	6,088,000	721,399	—
BAC	09/2018	USD	13,640	KRW	14,635,100	465,727	—
BAC	09/2018	USD	20,137	MYR	80,520	236,895	—
BAC	09/2018	USD	47,621	PEN	156,420	123,668	—
BAC	09/2018	USD	61,106	PLN	220,806	2,080,641	—
BAC	08/2018	USD	72,552	SEK	626,590	2,270,869	—
BAC	09/2018	USD	228,526	ZAR	3,061,980	7,748,968	142,293
BAC	09/2018	ZAR	70,460	USD	5,255	—	171,645
BOA	08/2018	EUR	6,110	USD	7,300	36,991	169,493
BOA	08/2018	GBP	6,410	USD	9,047	—	564,139
BOA	09/2018	HUF	110,000	USD	393	—	1,477
BOA	07/2018	IDR	675,250,000	USD	48,429	—	1,248,990
BOA	08/2018	JPY	54,904,000	USD	518,948	—	20,981,358
BOA	09/2018	PHP	2,575,000	USD	48,059	—	121,677
BOA	08/2018	SEK	797,770	USD	100,000	—	10,518,489
BOA	08/2018	USD	7,000	BRL	24,756	654,645	—
BOA	09/2018	USD	38,968	COP	111,562,000	1,045,667	—

23      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	08/2018	USD	171,226	EUR	142,330	$4,255,304	$—
BOA	08/2018	USD	5,481	GBP	4,040	134,311	—
BOA	07/2018	USD	178,750	IDR	2,492,314,000	4,609,960	—
BOA	09/2018	USD	342,928	INR	23,470,000	3,864,258	—
BOA	08/2018	USD	136,638	JPY	14,688,000	3,418,580	—
BOA	09/2018	USD	1,000 MXN		21,000	—	43,875
BOA	08/2018	USD	29,319	NZD	39,980	2,239,814	—
BOA	09/2018	USD	9,196	TRY	43,900	—	41,460
CITNA-B	08/2018 - 04/2019	BRL	298,664	USD	83,162	—	7,655,131
CITNA-B	07/2018 - 08/2018	COP	27,476,100	USD	9,523	—	162,307
CITNA-B	08/2018	GBP	8,220	USD	11,379	—	501,141
CITNA-B	08/2018	JPY	16,000,000	USD	151,882	—	6,773,753
CITNA-B	09/2018	PLN	5,510	USD	1,519	—	45,984
CITNA-B	10/2018	UAH	260,500	USD	9,100	330,714	—
CITNA-B	08/2018 - 04/2019	USD	57,110	BRL	208,130	4,116,391	—
CITNA-B	09/2018	USD	25,597	CLP	16,215,000	781,649	—
CITNA-B	08/2018	USD	113,690	EUR	94,000	3,416,714	—
CITNA-B	09/2018	USD	51,483	HUF	13,957,000	1,756,280	—
CITNA-B	09/2018	USD	4,465 MXN		90,900	—	55,451
CITNA-B	09/2018	USD	54,746	THB	1,751,400	1,757,057	—
CITNA-B	09/2018	USD	183,803	TRY	871,555	405,718	—
DEU	08/2018	EUR	109,105	USD	130,739	—	2,745,423
DEU	08/2018	JPY	3,430,000	USD	32,848	—	1,738,504
DEU	08/2018	USD	105,699	EUR	85,035	5,942,847	—
GSCO-OT	07/2018 - 02/2019	BRL	313,422	USD	89,456	—	9,026,988
GSCO-OT	09/2018	COP	5,505,000	USD	1,922	—	51,135
GSCO-OT	08/2018	EUR	11,205	USD	13,194	—	49,227
GSCO-OT	08/2018	GBP	750	USD	1,061	—	68,433
GSCO-OT	08/2018	NOK	517,325	USD	64,066	—	391,597
GSCO-OT	07/2018 - 06/2019	USD	110,050	BRL	423,376	4,468,148	809,270
GSCO-OT	07/2018 - 08/2018	USD	21,208	COP	61,039,350	409,886	—
GSCO-OT	08/2018	USD	245,454	EUR	206,895	2,960,425	219,597
GSCO-OT	02/2019	USD	12,500	IDR	185,565,000	—	51,902
GSCO-OT	08/2018	USD	67,001	PLN	248,740	532,355	—
GSCO-OT	08/2018	USD	13,893	RUB	887,200	—	174,688
HSBC	08/2018	EUR	286,930	USD	357,022	—	20,418,412
HSBC	08/2018	GBP	9,325	USD	12,877	3,019	539,919
HSBC	08/2018	JPY	1,300,000	USD	12,200	—	408,813
HSBC	08/2018	NZD	10,180	USD	7,388	—	493,215
HSBC	08/2018	USD	34,097	DKK	203,610	2,029,477	—
HSBC	08/2018	USD	128,704	EUR	103,920	6,803,436	9,447
HSBC	08/2018	USD	55,292	GBP	39,950	2,424,057	—
JPM	07/2018 - 05/2019	BRL	1,139,413	USD	298,348	—	4,807,873
JPM	07/2018 - 08/2018	COP	75,298,000	USD	26,161	—	493,282
JPM	08/2018	EUR	200,500	USD	247,359	—	12,147,794
JPM	08/2018	GBP	199,000	USD	276,543	—	13,197,555
JPM	09/2018	HUF	476,000	USD	1,759	—	63,261
JPM	07/2018	IDR	539,549,000	USD	38,578	—	879,622

24      OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter - party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	08/2018	JPY	567,000	USD	5,329	$—	$186,712
JPM	09/2018	MXN	90,900	USD	4,351	169,568	—
JPM	09/2018	RUB	797,200	USD	12,679	—	89,345
JPM	10/2018	UAH	335,200	USD	11,705	430,734	—
JPM	07/2018 - 04/2019	USD	581,244	BRL	2,200,107	15,235,603	—
JPM	08/2018	USD	132,111	CAD	172,850	1,175,689	682,510
JPM	07/2018	USD	14,577	COP	41,734,750	346,228	—
JPM	08/2018	USD	228,359	EUR	193,320	1,981,067	410,060
JPM	08/2018	USD	454,045	GBP	326,730	21,668,529	—
JPM	02/2019	USD	50,000	IDR	745,250,000	—	410,533
JPM	08/2018	USD	115,157	JPY	12,600,000	875,719	—
JPM	09/2018	USD	434,756	MXN	9,083,800	—	16,945,186
JPM	08/2018	USD	96,171	NOK	777,915	422,428	—
JPM	03/2019	USD	50,000	PHP	2,612,500	2,059,236	—
JPM	09/2018	USD	27,036	RUB	1,699,900	190,514	—
JPM	08/2018	USD	48,589	SEK	420,430	1,431,875	—
JPM	09/2018	USD	18,889	SGD	25,130	417,382	—
JPM	05/2019	USD	6,496	TRY	36,165	—	361,446
NOM	08/2018	USD	1,919	EUR	1,620	18,139	—
TDB	08/2018	DKK	203,610	USD	34,163	—	2,095,062
TDB	08/2018	EUR	1,253,945	USD	1,564,212	6,944	93,189,263
TDB	08/2018	GBP	4,480	USD	6,387	—	458,480
TDB	08/2018	JPY	72,444,708	USD	683,013	—	25,956,269
TDB	08/2018	PLN	482,000	USD	135,414	—	6,614,109
TDB	08/2018	USD	114,536	AUD	145,790	6,623,677	—
TDB	08/2018	USD	1,756,536	EUR	1,433,890	75,608,038	1,170,600
TDB	08/2018	USD	190,436	JPY	20,623,000	3,395,480	—

Total Unrealized Appreciation and Depreciation						$214,383,690	$269,799,220

Futures Contracts as of June 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Sell	9/19/18	1,772	CAD 182,904	$184,269,669	$(1,366,111)
Euro-BTP	Sell	9/6/18	130	EUR 19,099	19,316,813	(218,047)
Euro-BUND	Sell	9/6/18	1,154	EUR 217,543	219,059,075	(1,516,315)
Euro-BUXL	Sell	9/6/18	251	EUR 51,258	52,087,033	(828,999)
United States Treasury Long Bonds	Sell	9/19/18	241	USD 34,553	34,945,000	(392,039)

						$(4,321,511)

25      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at June 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
AUD Currency Put	BOA	USD 0.727	9/27/18	AUD (100,000)	AUD 100,000	$941,919	$(744,700)
AUD Currency Put	BOA	USD 0.747	8/9/18	AUD (133,958)	AUD 267,917	1,609,000	(1,624,782)
BRL Currency Call	BOA	BRL 3.428	8/2/18	BRL (342,750)	BRL 342,750	923,000	(27,420)
BRL Currency Put	BOA	BRL 3.753	8/2/18	BRL (375,250)	BRL 375,250	1,100,000	(4,108,237)
BRL Currency Put	CITNA-B	BRL 3.817	8/27/18	BRL (286,238)	BRL 381,650	990,000	(2,739,293)
BRL Currency Call	CITNA-B	BRL 3.438	8/27/18	BRL (257,850)	BRL 343,800	412,500	(42,029)
BRL Currency Put	GSCO-OT	BRL 3.638	7/23/18	BRL (363,800)	BRL 545,700	1,012,200	(6,432,712)
BRL Currency Put	GSCO-OT	BRL 4.590	6/7/19	BRL (550,800)	BRL 918,000	3,633,121	(3,380,260)
CAD Currency Put	TDB	CAD 1.300	7/9/18	CAD (130,000)	CAD 130,000	565,000	(1,210,300)
CAD Currency Call	TDB	CAD 1.233	8/15/18	CAD (92,438)	CAD 184,875	163,125	(13,404)
CAD Currency Call	TDB	CAD 1.220	7/9/18	CAD (122,000)	CAD 122,000	265,000	(1,464)
CAD Currency Put	TDB	CAD 1.316	8/15/18	CAD (98,693)	CAD 197,385	442,500	(715,619)
CLP Currency Put	JPM	CLP 654.600	8/20/18	CLP (58,914,000)	CLP 98,190,000	693,900	(1,296,108)
CLP Currency Call	JPM	CLP 603.300	8/20/18	CLP (54,297,000)	CLP 90,495,000	315,000	(54,297)
COP Currency Put	CITNA-B	COP 2972.000	8/13/18	COP (148,600,000)	COP 297,200,000	564,394	(743,000)
COP Currency Call	CITNA-B	COP 2660.000	8/13/18	COP (133,000,000)	COP 266,000,000	221,151	—
COP Currency Put	GSCO-OT	COP 3024.000	8/21/18	COP (272,160,000)	COP 453,600,000	1,271,700	(816,480)
COP Currency Call	GSCO-OT	COP 2719.000	8/21/18	COP (244,710,000)	COP 407,850,000	442,800	(244,710)

26      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
COP Currency Call	JPM	COP 2658.650	8/14/18	COP (199,398,750)	COP 199,398,750	$367,049	$—
COP Currency Put	JPM	COP 2964.750	8/13/18	COP (148,237,500)	COP 296,475,000	542,501	(741,188)
COP Currency Call	JPM	COP 2645.500	8/13/18	COP (132,275,000)	COP 264,550,000	242,500	—
COP Currency Put	JPM	COP 2984.750	8/14/18	COP (223,856,250)	COP 223,856,250	834,301	(895,425)
Debt Option on BTPS 2 2/1/28 CORP Put	JPM	EUR 93.450	9/4/18	EUR (100,000)	EUR —	1,719,385	(353,680)
EUR Currency Put	BOA	USD 1.170	6/17/19	EUR (150,000)	EUR 150,000	3,677,490	(3,333,750)
EUR Currency Call	GSCO-OT	ZAR 15.140	7/3/18	EUR (50,000)	EUR 75,000	548,339	(3,226,865)
EUR Currency Call	GSCO-OT	HUF 323.970	9/4/18	EUR (120,000)	EUR 210,000	811,410	(3,020,211)
EUR Currency Put	GSCO-OT	USD 1.157	8/16/18	EUR (150,000)	EUR 150,000	1,554,014	(995,250)
EUR Currency Put	GSCO-OT	INR 77.800	9/26/18	EUR (60,000)	EUR 100,000	215,676	(159,265)
EUR Currency Call	GSCO-OT	INR 83.300	9/26/18	EUR (60,000)	EUR 100,000	445,267	(467,353)
EUR Currency Put	GSCO-OT	HUF 310.150	9/4/18	EUR (120,000)	EUR 210,000	280,155	(85,483)
EUR Currency Put	JPM	USD 1.162	9/26/18	EUR (250,000)	EUR 250,000	3,195,177	(2,811,500)
IDR Currency Put	GSCO-OT	IDR 14500.000	1/4/19	IDR (1,812,500,000)	IDR 1,812,500,000	3,025,000	(3,625,000)
IDR Currency Call	GSCO-OT	IDR 12700.000	2/1/19	IDR (1,270,000,000)	IDR 2,544,445,000	488,400	—
IDR Currency Put	GSCO-OT	IDR 14000.000	2/1/19	IDR (1,400,000,000)	IDR 2,804,900,000	2,066,600	(5,600,000)
INR Currency Call	GSCO-OT	INR 63.500	10/15/18	INR (3,175,000)	INR 6,350,000	94,999	(19,050)
INR Currency Put	GSCO-OT	INR 70.400	8/27/18	INR (4,224,000)	INR 7,040,000	384,000	(249,216)

27      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
INR Currency Put	GSCO-OT	INR 67.000	10/15/18	INR (3,350,000)	INR 6,700,000	$625,000	$(1,865,950)
INR Currency Call	GSCO-OT	INR 67.500	8/27/18	INR (4,050,000)	INR 6,750,000	162,000	(145,800)
JPY Currency Call	BOA	JPY 106.500	8/23/18	JPY (21,300,000)	JPY 21,300,000	1,112,000	(511,200)
JPY Currency Call	GSCO-OT	JPY 103.750	11/6/18	JPY (15,562,500)	JPY 15,562,500	1,408,650	(669,188)
JPY Currency Put	GSCO-OT	JPY 112.250	11/6/18	JPY (16,837,500)	JPY 16,837,500	1,203,750	(1,279,650)
KRW Currency Put	GSCO-OT	KRW 1065.000	7/3/18	KRW (53,250,000)	KRW 106,500,000	605,000	(2,183,250)
KRW Currency Call	GSCO-OT	KRW 1020.000	7/3/18	KRW (25,500,000)	KRW 51,000,000	105,000	—
MXN Currency Put	GSCO-OT	MXN 20.000	7/16/18	MXN (500,000)	MXN 1,000,000	205,975	(339,000)
MXN Currency Put	GSCO-OT	MXN 20.000	7/16/18	MXN (2,000,000)	MXN 2,000,000	922,400	(1,356,000)
MXN Currency Put	JPM	MXN 20.200	8/2/18	MXN (883,750)	MXN 2,020,000	506,056	(646,905)
NOK Currency Put	GSCO-OT	NOK 8.067	9/24/18	NOK (1,008,335)	NOK 1,815,000	2,313,294	(2,625,704)
NOK Currency Put	JPM	NOK 8.085	9/25/18	NOK (727,650)	NOK 1,212,750	1,632,060	(1,800,934)
PLN Currency Put	GSCO-OT	PLN 3.773	12/21/18	PLN (754,500)	PLN 754,500	4,249,400	(4,950,275)
PLN Currency Put	JPM	PLN 3.853	8/31/18	PLN (577,875)	PLN 577,875	1,374,000	(1,214,115)
PLN Currency Put	JPM	PLN 3.750	8/23/18	PLN (562,500)	PLN 562,500	1,951,500	(2,290,500)
RUB Currency Put	GSCO-OT	RUB 70.000	6/12/19	RUB (8,750,000)	RUB 10,500,000	3,986,375	(3,815,000)
RUB Currency Put	JPM	RUB 70.000	6/7/19	RUB (10,500,000)	RUB 17,500,000	4,208,369	(4,515,000)
SEK Currency Put	GSCO-OT	SEK 8.606	11/22/18	SEK (1,161,700)	SEK 2,323,485	3,976,414	(5,497,164)

28      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
TRY Currency Put	CITNA-B	TRY 5.000	6/7/19	TRY (375,000)	TRY 375,000	$2,887,500	$(6,588,000)
TRY Currency Put	CITNA-B	TRY 5.000	6/20/19	TRY (250,000)	TRY 250,000	1,980,000	(4,561,250)
TRY Currency Put	GSCO-OT	TRY 4.251	7/19/18	TRY (106,275)	TRY 213,825	407,800	(2,050,789)
TRY Currency Put	GSCO-OT	TRY 5.020	5/31/19	TRY (376,500)	TRY 376,500	2,895,450	(6,279,643)
ZAR Currency Call	CITNA-B	ZAR 11.870	8/17/18	ZAR (1,068,300)	ZAR 1,780,500	475,952	(40,595)
ZAR Currency Put	CITNA-B	ZAR 13.460	8/17/18	ZAR (1,211,400)	ZAR 2,019,000	1,129,088	(3,368,903)
ZAR Currency Put	GSCO-OT	ZAR 13.889	9/7/18	ZAR (694,450)	ZAR 1,041,675	647,300	(1,379,178)
ZAR Currency Call	GSCO-OT	ZAR 11.324	5/27/19	ZAR (849,263)	ZAR 1,132,350	770,475	(121,445)
ZAR Currency Put	GSCO-OT	ZAR 14.646	5/27/19	ZAR (1,098,450)	ZAR 1,464,600	2,010,300	(3,981,881)
ZAR Currency Call	JPM	ZAR 11.380	5/27/19	ZAR (1,138,000)	ZAR 1,138,000	1,006,000	(162,734)
ZAR Currency Put	JPM	ZAR 14.700	5/27/19	ZAR (1,470,000)	ZAR 1,470,000	2,657,000	(5,186,160)

Total Over-the-Counter Options Written						$83,472,681	$(119,204,264)

Centrally Cleared Credit Default Swaps at June 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.EM 29	Sell	1.000%	6/20/23	USD 6,500	$260,722	$(258,918)	$1,804
CDX.HY.30	Buy	5.000	6/20/23	USD 50,000	3,032,222	(2,969,004)	63,218
Federative Republic of Brazil	Sell	1.000	6/20/22	USD 15,000	928,605	(711,601)	217,004
Intesa Sanpaolo SpA	Buy	1.000	12/20/21	EUR 15,000	(548,711)	206,984	(341,727)
MALAYSIA	Buy	1.000	6/20/23	USD 9,750	12,753	27,030	39,783
MALAYSIA	Buy	1.000	6/20/23	USD 9,750	51,036	27,030	78,066
Mexico Government International	Buy	1.000	6/20/23	USD 9,750	(228,797)	150,913	(77,884)

29      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Mexico Government International	Buy	1.000%	6/20/23	USD 6,500	$(152,620)	$100,609	$(52,011)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(103,204)	100,609	(2,595)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(135,450)	100,609	(34,841)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(106,098)	100,609	(5,489)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(148,299)	100,609	(47,690)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(137,527)	100,609	(36,918)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(123,735)	100,609	(23,126)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(156,770)	100,609	(56,161)
Mexico Government International	Buy	1.000	6/20/23	USD 34,850	(710,746)	539,419	(171,327)
Mexico Government International	Buy	1.000	6/20/23	USD 6,500	(91,383)	100,067	8,684
People’s Republic of China	Buy	1.000	6/20/23	USD 34,000	621,219	(517,672)	103,547
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 6,000	60,552	(167,138)	(106,586)
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 6,000	61,070	(167,138)	(106,068)
Republic of Italy	Sell	1.000	12/20/21	USD 16,000	585,507	(519,505)	66,002
Republic Of South Africa Gover	Buy	1.000	6/20/23	USD 6,500	(353,105)	326,509	(26,596)
Republic Of South Africa Gover	Buy	1.000	6/20/23	USD 13,000	(571,133)	653,017	81,884
Republic Of South Africa Gover	Buy	1.000	6/20/23	USD 7,000	(313,925)	351,625	37,700
Russian Foreign Bond - Eurobon	Buy	1.000	6/20/23	USD 9,800	(175,638)	177,388	1,750
Total Centrally Cleared Credit Default Swaps					$ 1,556,545	$(1,946,122)	$(389,577)

30      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps at June 30, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000%	12/20/22	USD 9,500	$ 791,100	$(1,342,220)	$(551,120)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD 10,265	812,157	7,899	820,056
Hellenic Republic	BAC	Sell	1.000	12/20/20	USD 25,000	1,925,913	(960,145)	965,768
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,174,372	(66,871)	1,107,501
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,097,122	(66,871)	1,030,251
ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD 10,000	359,971	73,486	433,457
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD 6,000	194,525	(170,100)	24,425
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD 6,000	181,053	(170,100)	10,953
India	BNP	Sell	1.000	9/20/19	USD 13,035	537,811	104,536	642,347
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD 14,802	267,519	113,951	381,470
Total Over-the-Counter Credit Default Swaps						$ 7,341,543	$(2,476,435)	$4,865,108

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade	$6,500,000	$—	BB
Corporate Debt Indexes
Investment Grade Single	23,035,000	—	BBB-
Name Corporate Debt
Non-Investment Grade	33,500,000	—	BB to CCC+
Single Name Corporate
Debt
Investment Grade			BBB
Sovereign Debt	30,802,000	—
Non-Investment Grade			BB- to B+
Sovereign Debt	56,445,000	—

Total	$150,282,000	$—

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR 8,250	$—	$(289,010)	$(289,010)
BAC	Receive	Six-Month HUF BUBOR	0.980	6/27/22	HUF 3,000,000	—	333,034	333,034

31      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value		Unrealized Appreciation/ (Depreciation)
BNP	Pay	BZDI	9.130%	1/4/21	BRL 135,000	$—	$(41,734	) $	(41,734)
BOA	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN 1,000,000	(15)	(4,645,088)		(4,645,103)
BOFA	Pay	EUR006M	0.888	8/15/27	EUR 85,300	—	608,775		608,775
BOFA	Receive	BBSW6M	3.015	4/26/28	AUD 75,000	—	(1,103,028)		(1,103,028)
CITNA-B	Pay	Three-Month ZAR JIBAR SAFEX	8.590	1/23/28	ZAR 508,000	—	(438,005)		(438,005)
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 2,750,000	—	(546,971)		(546,971)
CITNA-B	Pay	MXN TIIE BANXICO	7.920	9/13/18	MXN 2,800,000	—	(52,203)		(52,203)
DEU	Pay	JIBA3M	8.310	6/29/28	ZAR 200,000	—	18,045		18,045
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR 1,433,300	—	(11,088)		(11,088)
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP 146,700,000	—	(238,357)		(238,357)
GSCOI	Pay	BZDI	10.875	1/4/27	BRL 106,700	—	(816,776)		(816,776)
GSCOI	Pay	BZDI	11.590	1/2/25	BRL 62,500	—	65,496		65,496
GSCOI	Pay	BZDI	11.730	1/2/25	BRL 124,700	—	259,522		259,522
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR 22,980	—	544,418		544,418
GSCOI	Pay	EUR006M	1.482	7/4/44	EUR 16,700	—	91,715		91,715
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR 42,600	—	188,034		188,034
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.780	6/10/21	PLN 200,000	(30,941)	(495,952)		(526,893)
GSCOI	Receive	Six-Month PLN WIBOR WIBO	2.580	2/6/23	PLN 115,000	—	341,117		341,117
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.940	3/27/27	ZAR 178,500	—	(213,819)		(213,819)
GSCOI	Receive	Six-Month PLN WIBOR WIBO	1.775	10/10/21	PLN 95,000	3,197	(91,903)		(88,706)
GSCOI	Pay	Six-Month CHF BBA LIBOR	0.884	4/4/28	CHF 72,000	—	(113,984)		(113,984)
GSCOI	Receive	Six-Month EUR EURIBOR	1.596	4/4/28	EUR 64,000	—	(405,220)		(405,220)
GSCOI	Pay	BZDI	9.825	7/1/20	BRL 892,000	—	(488,445)		(488,445)
GSCO-OT	Pay	EUR006M	0.885	8/15/27	EUR 57,000	—	466,963		466,963
JPM	Pay	Six-Month PLN WIBOR WIBO	2.090	1/11/22	PLN 160,000	—	(121,451)		(121,451)
JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN 90,200	(23,445)	(634,128)		(657,573)
JPM	Pay	BZDI	10.500	7/1/20	BRL 880,000	—	92,547		92,547
JPM	Pay	MXN TIIE BANXICO	8.000	8/27/18	MXN 2,820,000	—	(11,273)		(11,273)
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD 12,000	—	770,672		770,672
SIB	Pay	BZDI	11.605	1/2/25	BRL 125,000	—	141,895		141,895
Total Centrally Cleared Interest Rate Swaps						$ (51,204)	$(6,836,202)		$(6,887,406)

32      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps at June 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	NSERO	6.623%	3/20/20	INR 7,200,000	$—	$(556,698)	$(556,698)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR 1,620,000	—	631,533	631,533
BOA	Pay	NSERO	6.700	3/8/20	INR 15,757,500	—	(1,042,854)	(1,042,854)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.705	3/8/23	INR 3,602,500	—	1,197,157	1,197,157
CITNA-B	Receive	THFX6M	1.605	6/6/20	THB 2,400,000	—	(66,225)	(66,225)
DEU	Pay	Three-Month COP IBR OIS Compound	5.030	4/28/20	COP 100,000,000	—	152,029	152,029
GSCOI	Receive	CNY- CNREPOFIX=CFXS	3.785	3/27/23	CNY 99,400	—	(336,483)	(336,483)
GSCOI	Pay	THFX6M	1.955	4/24/23	THB 1,625,000	—	(260,924)	(260,924)
GSCOI	Receive	THFX6M	1.500	4/24/20	THB 3,960,000	—	85,633	85,633
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP 88,000,000	—	225,140	225,140
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.470	9/29/26	COP 55,000,000	—	601,593	601,593
GSCOI	Pay	Six-Month CLP TNA	3.380	9/14/22	CLP 13,500,000	—	(241,063)	(241,063)
JPM	Receive	Five-Year EUR CPI EXT	1.603	5/24/27	EUR 50,000	—	175,478	175,478
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 39,425,000	—	1,196,611	1,196,611
JPM	Pay	Three-Month COP IBR OIS Compound	4.990	5/2/20	COP 105,000,000	—	129,517	129,517
JPM	Pay	Five-Year EUR CPI EXT	2.080	5/24/37	EUR 50,000	—	(152,004)	(152,004)
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 199,335,000	—	727,893	727,893

Total Over-the-Counter Interest Rate Swaps						$—	$2,466,333	$2,466,333

Over-the-Counter Total Return Swaps at June 30, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iBoxx EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	Three-Month EUR EURIBOR	12/27/18	EUR 25,000	$(183,943)	$(183,943)

33      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iBoxx EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	Three-Month EUR EURIBOR	12/27/18	EUR 25,000	$ (237,099)	$ (237,099)
iBoxx EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	Three-Month EUR EURIBOR	12/27/18	EUR 50,000	(685,659)	(685,659)
Total Over-the-Counter Total Return Swaps						$ (1,106,701)	$ (1,106,701)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Interest Rate Swaptions Written at June 30, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 12/20/18 Call	BAC	Receive	Six- Month EUR-	1.350%	12/20/18	EUR	21,500	$194,669	$ (302,072)
Interest Rate Swap maturing 4/26/49 Call	BAC	Pay	Six- Month EUR-	1.887	4/24/19	EUR	37,500	870,283	(397,525)
Interest Rate Swap maturing 4/26/49 Call	BAC	Receive	Six- Month EUR-	1.452	4/24/19	EUR	37,500	1,053,501	(1,250,498)
Interest Rate Swap maturing 9/12/28 Call	BOA	Receive	Three- Month CAD-BA- CDOR	2.710	9/12/18	CAD	165,000	1,381,564	(2,047,488)
Interest Rate Swap maturing 8/15/28 Call	BOA	Pay	Three- Month USD- LIBOR- BBA	3.279	8/13/18	USD	275,000	852,500	(135,402)
Interest Rate Swap maturing 6/12/20 Call	BOA	Pay	Three- Month USD- LIBOR- BBA	2.972	6/10/19	USD	1,000,000	2,140,000	(2,083,180)
Interest Rate Swap maturing 4/25/29 Call	BOA	Receive	Three- Month USD- LIBOR- BBA	2.980	4/23/19	USD	100,000	1,865,000	(2,048,268)

34      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/31/20 Call	BOA	Pay	Three- Month USD- LIBOR- BBA	2.718%	5/29/19	USD	1,000,000	$2,000,000	$ (3,467,160)
Interest Rate Swap maturing 9/14/23 Call	GSCOI	Pay	Six- Month PLN- WIBOR- WIBO	2.610	9/12/18	PLN	80,000	104,874	(56,343)
Interest Rate Swap maturing 5/16/29 Call	GSCOI	Receive	Three- Month USD- LIBOR- BBA	3.098	5/14/19	USD	112,500	2,452,500	(3,004,579)
Interest Rate Swap maturing 4/26/49 Call	GSCOI	Pay	Six- Month EUR-	1.885	4/24/19	EUR	23,250	539,576	(248,599)
Interest Rate Swap maturing 4/26/49 Call	GSCOI	Receive	Six- Month EUR-	1.450	4/24/19	EUR	23,250	653,170	(769,643)
Interest Rate Swap maturing 9/21/48 Call	GSCOI	Pay	Three- Month USD- LIBOR- BBA	3.150	9/19/18	USD	100,000	700,000	(738,489)
Interest Rate Swap maturing 9/17/67 Call	JPM	Pay	Six- Month EUR EURIBOR	3.100	9/15/37	EUR	200,000	19,261,235	(17,074,233)
Interest Rate Swap maturing 6/30/31 Call	JPM	Pay	Six- Month EUR-	2.750	6/28/21	EUR	657,800	5,262,989	(5,733,817)
Interest Rate Swap maturing 7/19/23 Call	JPM	Receive	Three- Month SEK STIBOR SIDE	0.765	7/17/18	SEK	1,000,000	748,241	(1,319)
Interest Rate Swap maturing 7/26/28 Call	JPM	Receive	Six- Month EUR-	1.057	7/24/18	EUR	123,330	666,894	(2,279,014)
Interest Rate Swap maturing 7/26/28 Call	JPM	Pay	Six- Month EUR-	1.258	7/24/18	EUR	123,330	338,740	(3,465)
Interest Rate Swap maturing 7/24/28 Call	TD	Receive	Three- Month CAD-BA- CDOR	2.668	7/24/18	CAD	175,000	927,730	(1,434,823)

Total Over-the-Counter Interest Rate Swaptions Written								$42,013,466	$ (43,075,917)

35      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.
SIB	Banco Santander SA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate

36      OPPENHEIMER INTERNATIONAL BOND FUND

Definitions (Continued)
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBSW6M	Bank Bill Swap Reference Rate (Australian Financial Market) Rate 6 Month
BP0003M	ICE LIBOR GBP 3 Month
BP0006M	ICE LIBOR GBP 6 Month
BPSW5	GBP Swap 5 Year
BTP	Italian Treasury Bonds
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM 29	Markit CDX Emerging Markets Index
CDX.HY.30	Markit CDX High Yield Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
CPI EXT	Excluding Tobacco Consumer Price Index
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
EUSA12	EUR Swap Annual 12 Year
FBIL	Financial Benchmarks India Private Ltd.
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
STIBOR SIDE	Stockholm Interbank Offered Rate
TNA	Non-Deliverable CLP Camara
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

37      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non–U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 1,188,135 shares with net assets of $110,214,305 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if

38      OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will

39      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

40      OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$165,820,464	$—	$165,820,464
Foreign Government Obligations	—	3,140,715,434	—	3,140,715,434
Corporate Bonds and Notes	—	1,598,125,557	161,789	1,598,287,346
Common Stock	—	—	—	—
Structured Securities	—	9,429,497	—	9,429,497
Short-Term Notes	—	172,950,041	—	172,950,041
Over-the-Counter Options Purchased	—	19,576,455	—	19,576,455
Over-the-Counter Interest Rate
Swaptions Purchased	—	68,751,030	—	68,751,030
Investment Company	457,080,099	—	—	457,080,099

Total Investments, at Value	457,080,099	5,175,368,478	161,789	5,632,610,366
Other Financial Instruments:
Swaps, at value	—	5,422,456	—	5,422,456
Centrally cleared swaps, at value	—	7,287,087	—	7,287,087
Forward currency exchange contracts	—	214,383,690	—	214,383,690

Total Assets	$457,080,099	$5,402,461,711	$161,789	$5,859,703,599

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(6,539,259)	$—	$(6,539,259)
Centrally cleared swaps, at value	—	(16,069,411)	—	(16,069,411)
Options written, at value	—	(118,850,584)	(353,680)	(119,204,264)
Futures contracts	(4,321,511)	—	—	(4,321,511)
Forward currency exchange contracts	—	(269,799,220)	—	(269,799,220)
Swaptions written, at value	—	(43,075,917)	—	(43,075,917)

Total Liabilities	$(4,321,511)	$(454,334,391)	$(353,680)	$(459,009,582)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

41      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Foreign Government Obligations	$ 15,964,191	$ (15,964,191)
Structured Securities	1,090,112	(1,090,112)

Total Assets	$ 17,054,303	$ (17,054,303)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

42      OPPENHEIMER INTERNATIONAL BOND FUND

4. Investments and Risks (Continued)

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet

43      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$10,122,193
Market Value	$—
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

44      OPPENHEIMER INTERNATIONAL BOND FUND

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

45      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,784,534,509 and $5,490,941,911, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures

46      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $12,224,346 and $186,153,593 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

47      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $12,711,233 and $7,665,785 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $15,102,142 and $51,935,841 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated

48      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with

49      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $378,777,948 and $163,769,097 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $1,130,886,963 and $2,632,942,388 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $47,863,272 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated

50      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the

51      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $121,399,401 and $67,257,679 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $24,448,094.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally

52      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

53      OPPENHEIMER INTERNATIONAL BOND FUND

Item 2.	Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/17/2018